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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                       Under Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report:   September 28, 1999

                   BURNS INTERNATIONAL SERVICES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                         1-5529               13-3408028
-------------------------------    -----------------------   ------------------
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
Incorporation or organization)                               Identification No.






200 South Michigan Avenue, Chicago, Illinois                        60604
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  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:              (312) 322-8500
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    BURNS INTERNATIONAL SERVICES CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                   FORM 8-K
                              SEPTEMBER 28, 1999



ITEM 5.    OTHER EVENTS

September 28, 1999 open letter to shareholders from Chief Executive Officer regarding previously announced unsolicited preliminary expression of interest. See Exhibit 99.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements:   None

Exhibits:               99 - Open Letter to Shareholders from Chief Executive
                             Officer

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   Burns International Services Corporation
                   ----------------------------------------
                                 (Registrant)



                         By /s/   Robert E. T. Lackey
                   ----------------------------------------
                                  (Signature)

                              Robert E. T. Lackey

                        Vice President, General Counsel
                            and Corporate Secretary










Date: September 28, 1999